                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 28, 2007

                               AMCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-51767                 65-0636842
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

   701 U.S. Highway One, North Palm Beach, Florida               33408
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On August 28, 2007,  AmCOMP  Incorporated  (the "Company")  issued a press release  announcing the approval of a share repurchase  program of up to a total of 1.5 million shares of the Company's  common stock. The program is intended to be  implemented  through  purchases  made from  time to time in either  the open market or through  private  transactions,  in  accordance  with  Securities  and
Exchange  Commissions  requirements.  A copy of the press release is attached as
Exhibit 99.1 to this Current  Report on Form 8-K and is  incorporated  herein by reference.

      The  information in this Current  Report,  including the exhibit  attached hereto,  is being  furnished  and shall not be deemed  "filed"  for  purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"), or otherwise subject to the liabilities of such section.  The information in this Current  Report,  including the exhibit,  shall not be  incorporated  by reference into any filing under the  Securities Act of 1933, as amended,  or the
Exchange Act,  regardless of any incorporation by reference language in any such filing,  unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits

      99.1              Press Release dated August 28, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AmCOMP INCORPORATED

Dated: August 28, 2007                 By: /s/ Kumar Gursahaney
                                           -------------------------------------
                                           Name: Kumar Gursahaney
                                           Title: Senior Vice President and
                                                  Chief Financial Officer